Prepared For: Investor Relations (NASDAQ: CHDN) December 3, 2015 Bill Carstanjen, Chief Executive Officer Marcia Dall, EVP and Chief Financial Officer Mike Anderson, VP Finance & IR / Treasurer Wells Fargo Securities 2015 Gaming Forum Boston, MA

Forward-Looking Statements This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements are made pursuant to the Act. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Important factors that could cause actual results to differ materially from expectations include, among others, the following: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers’ discretionary income; additional taxes and fees; our ability to operate within the restrictions of our debt facilities; our ability to execute our acquisition strategy and to complete or successfully operate acquisitions and planned expansion projects including the effect of required payments in the event we are unable to complete acquisitions; our ability to successfully complete any divestiture transaction; our ability to integrate any businesses we acquire into our existing operations, including our ability to maintain revenues at historic or anticipated levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies as well as our ability to predicate and capitalize on the legalization of real money gaming in the United States; the effect of claims of third parties to intellectual property rights; the unauthorized disclosure of our source code; the loss of key personnel; the effect (including possible increases in the cost of doing business) resulting from catastrophic events, including future war and terrorist activities or political uncertainties, or the impact of natural or other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); the impact of work stoppages and other labor problems on current and future operations; our ability to comply with governmental regulation and/or other legal obligations related to the privacy of personal information and other data, including the improper disclosure thereof; the ability of Big Fish Games, TwinSpires or any of our other businesses to prevent security breaches within their online technologies; the impact of system failures or damage from natural disasters, power loss, telecommunications failures, cyber attacks, or other unforeseen events; the impact of security breaches, computer viruses and hacking attacks on our business and operations; our ability to respond to rapid technological changes in a timely manner; our ability to prevent payment related risks, such as fraudulent use of credit or debit cards; our ability to comply with the Foreign Corrupt Practices Act or applicable anti-money laundering regulations; our ability to maintain customer confidence in the integrity of our business; our ability to operate Big Fish Games in an evolving and highly competitive market segment; our ability to maintain relationships with the owners of third party mobile platforms; our ability to develop and publish mobile games that achieve market acceptance and/or enhance our existing games; the impact of a decrease in the use of smartphones and tablet devices to facilitate game platforms; our ability to secure new or ongoing content from third party development partners; our ability to provide a high-quality customer experience with minimal programming errors, flows and/or technical difficulties; our ability to adequately protect our intellectual property; our ability to maintain or hire additional personnel; the impact of “cheating programs”, scam offers, black-markets or other actions by third parties to exploit our games and players; the impact of unfavorable changes in the casino regulatory environment; the impact of increased competition to casino operations; the lack of geographic diversity in our casino operations; our ability to efficiently develop casinos and expand existing facilities without 2

3 excess costs and time delays; the increased concentration in the slot machine manufacturing industry and corresponding increase in costs; the impact of unfavorable changes in the advance deposit wagering regulatory environment; the uncertainty and volatility in the domestic and foreign legal environment for advance deposit wagering; the increasing competition in online wagering through current and future favorable legislation; our ability to retain our core customer base or our failure to attract new customers; the impact of unfavorable changes in the racing regulatory environment; the impact of unfavorable economic trends, increased competition and decrease in popularity in the horse racing industry; the lack of geographic diversity in our racing facilities and our ability to reduce seasonal fluctuations in our operating results; our ability to attract a sufficient number of horses and trainers to achieve full field horseraces; the impact on inclement weather on our ability to conduct live racing; our ability to reach agreement with horsemen’s groups on future purse and other agreements (including, without limitation, agreements on sharing of revenues from casinos and advance deposit wagering); the impact on our racetracks due to personal injury litigation, including increasing insurance costs related thereto; the high costs of ownership and development of real estate and the liabilities associated thereto; our ability to continue to provide reliable, scalable and responsive totalisator services; the impact of increased indebtedness to our ability to raise additional capital for our operations or to react to economic changes; the impact of future additional indebtedness could increase the risks to our ability to raise capital and maintain flexibility in challenging economic environments; our ability to generate sufficient cash to service our debt; in the event of bankruptcy, insolvency or liquidation, our ability to use our assets to make payments on debt beyond those held by our senior secured creditors; our ability to make payments on our debt if we default on other debt obligations; our ability to operate our business under the restrictions of our debt agreements; the impact of interest rate fluctuations; our ability to repurchase the notes upon a change of control; our ability and the ability of the holders of the notes to determine when a change of control exists following a sale of “substantially all” of our assets; the impact on our credit support in the event of a release of a guarantor or multiple guarantors; the impact on our credit support if a subsidiary guarantee is voided as a fraudulent transfer under any applicable bankruptcy law; the impact to our holders if there is not an active trading market on the notes; the impact to our holders if the notes are not exchangeable with existing notes, are traded separately and do not become fungible with existing notes; the impact to our holders if we require the holders to dispose of or redeem the notes if required by gaming regulations; the impact to our holders if the notes are rated investment grade at any time by both S&P and Moody’s such that most of the restrictive covenants are then suspended; our ability to maintain our credit rating. Forward-Looking Statements

Churchill Downs is a diversified gaming, racing & online entertainment company twinspires tv



- **Big Fish Games** … one of the world's largest producers and distributors of PC, Mac and mobile casual games, acquired in Dec 2014

- **Casinos** … six casinos[1] & two hotels with approx. 6,750 gaming positions[2] located in 5 different states

- **TwinSpires** … the largest[3], legal online wagering platform in the U.S., **Twinspires.com**

- **Racing** … namesake, Churchill Downs hosts the longest continuously held sporting event in the U.S., **The Kentucky Derby**

[1] Includes Miami Valley Gaming, 50% owned Ohio joint venture
[2] Includes Miami Valley Gaming video lottery terminals. Includes slots, video poker and table games
[3] Based on annual / quarterly figures released by Oregon Racing Commission for LTM 9/30/15

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CHURCHILL DOWNS INCORPORATED

Key investment highlights

1 **Diversified business model**	➢ Big Fish Games positions us at forefront of a rapidly growing mobile games industry ➢ Iconic Kentucky Derby & Oaks Brands continue to set all-time records ➢ ~6,750 gaming positions at six casinos[1] and 10 OTBs ➢ Largest legal online wagering platform in the U.S., showing organic growth
2 **Proven management team**	➢ Diverse backgrounds with multi-industry, technology and international experience ➢ Proven record of disciplined capital allocation, revenue and earnings growth
3 **Low capex organic growth opportunities**	➢ Kentucky Derby & Oaks - new seating, sponsors, long-term TV contract thru 2025, presenting sponsor contract thru 2020 and pricing drive growth options ➢ Options on gaming expansion at existing properties in Illinois and Kentucky ➢ Recent purchase of 25% equity stake of Saratoga Casino and Raceway in New York in Oct 2015, executed management agreement in New York, pending 25% equity purchase of Saratoga Casino in Colorado ➢ Further expansion into other forms of I-gaming as states liberalize laws
4 **Strong balance sheet & financial performance**	➢ Strong balance sheet backstopped with valuable real estate in Illinois and Florida ➢ Disciplined maintenance capital spending combined with strong free cash flow generation ➢ Modest gross leverage of ~2.0x[2], net leverage of ~1.8x[2] ➢ 5 Year Revenue & Adjusted EBITDA CAGR[3] of 14% and 28%, respectively

[1] Includes Miami Valley Gaming, 50% owned Ohio joint venture
[2] Based on last twelve months ("LTM") Adjusted EBITDA as of 9/30/15, excluding pro-forma impact of Big Fish Adjusted EBITDA for LTM
[3] Based on LTM 9/30/15 vs. 2010

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CHURCHILL DOWNS INCORPORATED

6 The company is diversified across its business portfolio… Source: Company filings 1 Net revenue by business unit (LTM 9/30/15)2 Adj. EBITDA by business unit (LTM 9/30/15)2 Racing 22% Casinos 33% TwinSpires 16% Other Investment -2% Big Fish 27% Net revenue by business unit (2008) Adj. EBITDA by business unit (2008) 2 For LTM period ended September 30, 2015 Net revenue by business unit (LTM 9/30/14)1 Adj. EBITDA by business unit (LTM 9/30/14)1 Racing 75% Casinos 12% Other Investments 1% TwinSpires 12% Racing 63% Casinos 29% Other Investment -2% TwinSpires 10% Racing 22% Casinos 30% Big Fish 28% TwinSpires 18% Other Investments 2% Racing 23% Casinos 34% Big Fish 28% TwinSpires 17% Other Investments -2% 1 For LTM period ended September 30, 2014 Racing 33% Casinos 41% TwinSpires 24% Other Investments 2% Casinos 49% Racing 30% TwinSpires 23% Other Investments -2%

0.2x 1.5x 0.7x 1.4x 3.6x 0.8x 1.4x 2.1x 3.8x 1.9x3 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 2006 2007 2008 2009 2010 2011 2012 2013 2014 LTM 9/30/15 Total debt / EBITDA 7 … and has a history of successful acquisitions followed by rapid deleveraging Leverage and acquisition history Source: Company filings 1 Miami Valley Gaming investment reflects 50% of the projected joint venture cost of $205 million with Delaware North Companies 2 Leverage calculated using Adjusted EBITDA; excludes Big Fish earnout and deferred payment obligations 3 Pro forma leverage based on LTM 9/30/15 Adjusted EBITDA of $305 million (includes Big Fish EBITDA of $85.4 million since December 2014 acquisition) Oct 2012 • Purchase price: $141mm Dec 2010 • Purchase price: $140mm Mar 2007 • Purchase price: undisclosed  Churchill has built one of the most diversified wagering platforms in the U.S. through strategic acquisitions and entered into a rapidly growing mobile games industry through its Big Fish Games acquisition  Its track record of quickly deleveraging following transactions speaks to the Company's conservative capital allocation and leverage strategy 2008 • Capital improvements: $33mm 2010 • Capital improvements: $80mm 20131 •Investment: $103mm Dec 2014 •Upfront consideration: $485mm Oct 2015 •Investment: $25mm July 2013 • Purchase price: $160mm Jun 2010 • Purchase price: $110mm Feb 2012 • Purchase price: $7mm 2 Jun 2007 • Purchase price: $80mm (three companies)

2 Experienced, proven management team

Bill Carstanjen, Chief Executive Officer



- Named CDI's 12th CEO in Aug 2014
- Served as COO since 2009, President & COO since March 2011, with CDI for ~10 years total
- Formerly with GE Capital
- M&A background with Cravath, Swaine & Moore LLP and GE
- Previously led legal and development teams
- Columbia Law School

Bill Mudd, President & COO



- Named Chief Operating Officer in Sept 2015, named President in Aug 2014
- Previously served as CFO since 2007
- Leads operations and IT teams
- 15 year multi-industry, multi-business background with GE
- International experience
- Former Captain in the U.S. Army Reserves
- B.A. in Mathematics; M.B.A

Paul Thelen, EVP



- Big Fish Games Founder and CEO, 2002
- Technology-focused background with IBM, MarketWare, Mercer Management Consulting and RealNetworks
- Led numerous internet-related new product development and analytic-based marketing teams
- B.S. in Electrical Engineering and Stanford MBA

Marcia Dall, EVP & CFO



- Named Chief Financial Officer effective Oct 2015
- Leads finance, FP&A, treasury, risk management, IR and capital management
- 30 year multi-industry background
- Formerly with GE in various finance and operations positions over 20+ year tenure
- B.S. in Accounting; Masters of Management; CPA

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CHURCHILL DOWNS INCORPORATED

3 Diversified business with organically growing assets and intriguing growth options


CHURCHILL DOWNS

- Derby and Oaks
  - Presenting sponsorship renewal (Yum! Brands), new 5-yr deal through 2020
  - Media sponsorship renewal (NBC), new 10-yr deal through 2025
- Big Fish acquisition extends presence as a leading digital entertainment provider
  - Positions us at the forefront of a rapidly growing mobile games industry
  - Provides diversification with powerful organic growth
- TwinSpires
  - Provides growth channel in pari-mutuel industry to capture shift in customer wagering behavior towards online
- New York Gaming
  - Purchased 25% equity stake in Saratoga Casino and Raceway in New York in Oct 2015, Colorado pending
  - Management agreement for New York also finalized, Colorado gaming license pending
- Kentucky gaming (Churchill Downs Racetrack)
  - Gaming expansion bills introduced in 2015 legislative session seeking public referendum, positioning for 2016
  - Louisville has established gaming market feeding Southern Indiana properties
- Illinois Gaming (Arlington Park)
  - Gaming bills passed in two prior legislative sessions, but both were vetoed by former Governor
  - Gaming expansion bills continue to be discussed in 2015 as legislature seeks to plug large state budget deficit

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CHURCHILL DOWNS INCORPORATED

 Free cash flow and leverage ■ Continue disciplined maintenance capital spending ■ Cash from operations used for accretive acquisitions, share repurchases, dividends and debt repayment  Balance sheet ■ Maintain appropriate levels of operating cash on hand to run our brick-and-mortar casino gaming and racing operations plus significant availability under our secured revolving credit facility and protect the history of the Kentucky Derby  M&A and investment criteria ■ Modest spending on existing businesses to expand offerings in higher margin segments ■ Greenfield development spending based on “incremental ROI” philosophy ■ Pursue strategically important opportunities that generate significantly accretive free cash flow per share  Distribution policy ■ Dividends are considered annually by the Board based on the health of the Company and are expected to remain at nominal levels for the foreseeable future  General ■ Maintain broad and expedient access to the capital markets ■ Develop an open and active dialogue with rating agencies and high yield investors Strong financial policies & pristine balance sheet 10      4

Big Fish Games acquired in Dec 2014  $485 million in up-front consideration, plus up to $350 million in an earn-out based on 2015 Adj. EBITDA performance (2015 Adj. EBITDA above base value of $51.2 million multiplied by 9x)  Big Fish Games has distributed more than 2.6 billion games from a growing library of unique games to customers in 150 countries  Big Fish Games is currently the #5 top-grossing mobile publisher (both iOS and Android combined) in the U.S. with a mobile portfolio that includes high grossing games in the social casino, casual match-3 and mid-core role-playing game categories1 Big Fish Casino Dungeon Boss Gummy Drop! 11 1 According to App Annie as of November 2015 One of the world’s largest producers and distributors of PC, Mac and mobile casual games Big Fish Games

Big Fish Games

Big Fish is a diversified games company

	Social Casino	Casual and Mid-Core Free-to-Play	Premium Paid
Game Example	*Big Fish Casino* · *Vegas Party Slots*	*Gummy Drop!* · *Dungeon Boss*	*Lifeline* · *Mystery Case Files*
Description	■ Casino-style games such as blackjack, poker, slots, craps and roulette	■ All non-casino game types including casual and mid-core free-to-play games	■ PC and Mobile games that customers pay upfront to purchase
Monetization	■ Through in-game micro-transactions	■ Through in-game micro-transactions	■ Customers pay single price
Characteristics	■ Evergreen content ■ "Sticky" customer base	■ Represented ~11% of 2014 bookings, grew to 31% of YTD 2015 total bookings (thru 9/30/15) ■ Optionality upside with strong new game development pipeline	■ Steady cash flow stream built on monthly PC subscribers ■ Large installed base to cross promote new games

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CHURCHILL DOWNS INCORPORATED

Big Fish Games

Mobile social casino game market continues to grow

- Global mobile and online gaming revenue growth expected to continue
  - Social Casino is one of the largest genres of mobile and online games
  - Superdata, a provider of market intelligence covering the market for free-to-play gaming, estimates that worldwide social casino revenues will hit **$3.4 billion in 2015**
- Clear market leaders have emerged in the social casino genre, which includes Big Fish Casino

Global Mobile/Online Gaming Market Size (US$ in billions)



$ 17.4
CAGR: 18.2%
$ 5.4
2012
2013
2014
2015
2016
2017
2018
2019

Source: Transparency Market Research



WORLDWIDE SOCIAL CASINO REVENUE, 2015E
SUPERDATA
$3.4B

Source: https://www.superdataresearch.com/blog/mobile-dominate-social-casino-games-2015/

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CHURCHILL DOWNS

14 Big Fish Casino is a platform, not a single game  Big Fish Casino delivers a steady flow of new games they own and develop thru an in-house studio – A new slot product is launched approximately every two weeks  Big Fish Casino is the only platform that offers multiple casino games with synchronous social features for slots (chatting, gifting, friending)  The “social first” approach generates vast in- game friend connections, resulting in high switching costs, engaged players and very strong life-time values Big Fish Games Untamed Wilds Slots Casino Lobby

Big Fish Games

Big Fish Games early contribution exceeds internal expectations; 38% bookings growth YTD

First three full quarters under CDI, Big Fish Games produces approx. $82 million in Adj. EBITDA

($ millions)

	Nine-Months Ended Sept 30,		
	2015[1]	2014[2]	% Change
Bookings			
Social Casino	$ 145.0	$ 110.2	32%
Casual and Mid-Core Free-to-Play	103.8	22.4	363
Premium	83.2	108.1	(23)
Total Bookings	$ 332.0	$ 240.7	38%

- Big Fish Games generated $300 mil. in net revenues and $81.6 mil. in Adjusted EBITDA 3Q '15 YTD
  - Sequential growth in Adj. EBITDA in 1Q, 2Q and 3Q of $20.0 mil, $28.2 mil, and $33.3 mil, respectively
- Social Casino bookings grew by 32%, driven by a 22% increase in average paying users and an 8% increase in average bookings per paying user
- Casual and Mid-Core Free-to-Play continues to grow with the success of Gummy Drop!, with segment bookings growth of $81.4 million YOY driven by a 183% increase in average paying users and a 64% increase in average bookings per paying user
- Premium bookings continued its expected decline driven by customers shifting from paid PC games to free-to-play mobile games as well as impact of a stronger U.S. dollar vs. other currencies in jurisdictions where our Premium segment operates

[1] *Data per CDI's earnings releases for quarterly periods ended 3/31/15, 6/30/15 and 9/30/15*

[2] *Big Fish Games bookings for period ended September 30, 2014 not included in the consolidated financial results for CDI*

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CHURCHILL DOWNS INCORPORATED

Casinos: Growth through development and acquisition 16 1 In 2014 and LTM figures, Adj. EBITDA includes 50% share of MVGR’s operating income, MVGR net revenues not consolidated 2 For LTM period ended September 30, 2015 • Consists of 6 existing operations with ~5,600 slots/video lottery terminals, 54 tables, 185 hotel rooms, and ~770 video poker machines in 5 states • Casino acquisitions include Oxford Casino in Maine in July 2013, Riverwalk Casino in Mississippi in Oct 2012 and Harlow’s Casino in Mississippi in Dec 2010 • Greenfield developments include 50% owned JV Miami Valley Gaming in Lebanon, Ohio (open Dec 2013), Calder Casino in Florida (open Jan 2010) and Fair Grounds Slots (open Oct 2008) Revenues $30 $59 $64 $81 $101 $105 2010 2011 2012 2013 2014 LTM $297 27% Adjusted EBITDA Adjusted EBITDA Margin % $331 $223 28% 29% 32% 21% $142 $213 5-year CAGR 18% 29% Casinos 9% ($ in millions) 31% $329 2 1

Casinos

Casinos: Our properties are relatively new and most are in mature markets

Calder Casino

- Located in Miami Gardens, FL, near Sun Life Stadium
- Convenient location off FL Turnpike
- 1,130 slot machines
- Among top 3 in slots market share for South FL pari-mutuel gaming facilities



Harlow's Casino Resort & Spa

- Located in Greenville, MS
- 750 slot Machines, 15 table games
- 105-room attached hotel (50% rooms renovated in 2012)
- #1 in gaming market share in Greenville



Oxford Casino

- Located in Oxford, ME
- 850 slot machines, 26 table games



Fair Grounds Slots & Video Poker

- Located in New Orleans, LA
- 620 slot machines
- 10 Off Track Betting facilities operate ~770 Video Poker Machines



Riverwalk Casino Hotel

- Located in Vicksburg, MS
- 680 slot machines, 13 table games
- Five-story, 80-room attached hotel
- Newest property in Vicksburg market



Miami Valley Gaming

- Located in Lebanon, OH (Off I-75 north of Cincinnati, south of Dayton)
- 1,600 video lottery terminals
- Joint venture (50/50) with Delaware North


Miami Valley GAMING

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CHURCHILL DOWNS INCORPORATED

Kentucky Regional overview – KY & IL Kentucky & Illinois gaming expansion provides significant upside opportunity *PLEASE DO NOT DELETE THIS TEXT BOX* This map was created using MapInfo. Updates and edits can be easily done using the MapInfo program, contact PPS to make edits. NOTE: This map cannot be ungrouped This map is saved in Dealworks folder 1427477-003 18 Legislative debates in both states expected to continue in future sessions Casinos Race Course IN KY OH French Lick Casino Horseshoe Indiana Belterra Casino Hollywood, Lawrenceburg Rising Star Tropicana, Evansville Keeneland Racecourse 60 miles radius 90 miles radius Louisville Indianapolis Cincinnati Lexington Major Cities Slots Tables Gaming Sq Ft Hotel Rooms Employees Admissions (mm)1 Total Win1 French Lick Casino IN 1,047 44 49,719 686 1,254 1.0 $83.9 Horseshoe So. Indiana IN 1,747 106 86,600 503 1,540 2.2 269.6 Belterra IN 1,436 50 40,200 608 1,024 1.5 140.7 Hollywood Lawrenceburg IN 2,534 91 175,000 300 1,231 2.8 334.3 Rising Star IN 1,264 33 40,000 201 675 1.0 79.7 Tropicana Evansville IN 905 40 38,360 347 852 1.1 115.8 Casinos • The Kentucky Constitution requires the Kentucky General Assembly pass a Constitutional Amendment with 60% approval in both the House & Senate • Two constitutional amendments allowing for gaming expansion were filed during the 2015 legislative session. Session concluded without consideration of the proposed constitutional amendments • Gaming expansion likely to be topic of discussion in future legislative sessions • Spectrum gaming released a study in 2012 showing Churchill Downs location annual revenues could exceed $250 million (Horseshoe Southern Indiana produces ~$252 million annual GGR) Illinois Harrah’s, Joliet Ameristar, East Chicago IL IN MI WI Hawthorne Racecourse Hollywood, Aurora Hollywood, Joliet Rivers, Des Plaines Four Winds Blue Chip Potawatomi Bingo Casino Milwaukee Chicago Gary Majestic Star Casino Horseshoe Hammond • Attractive location – Arlington Heights is a suburb of Chicago, the commercial hub of the Midwest and 3rd largest metro area in U.S. • Two House bills were filed in the 2015 Spring legislative session but session concluded in May 2015 with no action on expanded gaming • The legislature is expected to continue to discuss expanded gaming as they search for solutions to a large state budget deficit and finalize an approved fiscal budget. Currently no clear timeline when this will occur as state political leaders continue to disagree on major issues • Chicago Mayor Emanuel is now supportive of using revenues from a Chicago casino to solve the city’s unfunded pension liabilities • Illinois Republican Governor Rauner could be supportive of gaming expansion with local option approvals. Gaming expansion likely to continue to be topic of discussion among legislators Miami Valley Gaming Horseshoe Cincinnati Belterra Park

TwinSpires: Despite pari-mutuel industry declines, online channel grows 19 1 In 1H 2013, TwinSpires stopped taking wagers from Illinois residents until June 2013 when Illinois resident wagering resumed with passage of new law in September 2013, TwinSpires stopped taking wagers from Texas residents after court ruling upheld a Texas law requiring all wagering to take place at racetracks 2 For LTM period ended September 30, 2015 • TwinSpires was developed and launched in 2007 • Organic customer growth coupled with acquisitions of AmericaTab in 2007 and Youbet in 2010 fueled revenue and profitability growth • TwinSpires currently operates in 38 U.S. states and has grown despite overall pari-mutuel industry contraction as customers continue to shift to online wagering channels due to convenience, accessibility and ease of use • Margin pressure in 2014 occurred as a result of the loss of Texas resident wagering beginning September 2013 coupled with incremental pari-mutuel taxes in New York and Pennsylvania $19 $41 $45 $49 $45 $52 2010 2011 2012 2013 2014 LTM $185 27% Revenues Adjusted EBITDA Adjusted EBITDA Margin % $190 $183 25% 24% 24% 16% $121 $165 5-year CAGR 10% 22% TwinSpires 11% ($ in millions) $197 26% 2 1

 TwinSpires wagering has grown ~3% to ~11% faster than the pari-mutuel industry, as customers continue to shift wagering channels due to convenience, accessibility & ease of use TwinSpires business has grown organically as customers shift wagering behavior ~27% wagered online ~11% wagered On-Track where live race is held ~62% is wagered somewhere else 2004 Wagering by Channel ($15.1 B) Source: Online (ADW) handle from Oregon Racing Commission and SEC filings, Industry: The Jockey Club Sources: Twinspires.com growth 10-Q/10-K; Industry: equibase.com Note: Excludes impact of Illinois and Texas handle loss, actual reported results show 3.3% increase Y/Y in ‘14 per Form 10-K 20 1.0% 1.3% 0.7% -2.1% -1.4% -4.2% -3.9% -5.2% 3.5% 3.5% 7.2% 7.3% 3.7% 8.6% 6.9% 3.0% 4.0% 1.1% 8.6% 8.6% 6.2% 6.0% 3.0% 10.7% 8.3% 7.2% 7.90% 6.30% 5.10% 5.10% 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Y/Y Industry Handle Y/Y Twinspires Handle Twinspires vs Industry Twinspires.com Handle Growth compared to U.S. Industry Growth TwinSpires LTM Sept 2015 Wagering by Channel ($10.6 B) ~82% is wagered somewhere else Customer wagering behavior shifting to online ~6% wagered online ~12% wagered On-Track where live race is held

Racing: Revenues continue downward slide, but margins have improved on Derby strength 21 1 In 2014 and LTM figures, Revenues and Adj. EBITDA were impacted by the leasing of Racing Ops at Calder (FL) starting in July 2014 2 For LTM period ended September 30, 2015 • Churchill Downs Inc. racetracks produced handle of over $1.2 billion over LTM1, ~11% of total U.S. industry handle • Despite declines in handle and Racing revenues, Adj. EBITDA and Adj. EBITDA margins have improved as a result of Derby week growth • In July 2014, began leasing our Florida racing operations to TSG (owner of Gulfstream Park) in which TSG will operate the required number of live racing events, bear all the costs of the racing operations and provide Calder with rental income through December 2020 $39 $47 $54 $50 $61 $71 2010 2011 2012 2013 2014 LTM $274 18% Revenues Adjusted EBITDA Adjusted EBITDA Margin % $261 $302 16% 18% 23% 13% $308 $299 5-year CAGR (4%) 13% Racing 18% ($ in millions) $249 28% 1 2

Racing Operations: Own 4 Thoroughbred Racetracks, leasing Calder ops Churchill’s debt and equity are back-stopped with valuable real estate in Florida and Illinois Arlington International Racecourse Calder Race Course Fair Grounds Race Course • 231 acres in Miami Gardens, FL with convenient access off FL Turnpike • Sits adjacent to Sun Life Stadium – home of the NFL’s Miami Dolphins • In July 2014, closed on deal that allows The Stronach Group to lease racing operations, driving improved Racing Ops profitability • 145 acres in New Orleans, LA • Network of 12 OTB’s • Video poker machines in 10 of the OTB’s • Home of the “Louisiana Derby” • New Orleans Jazz Festival host since 1972 22 Racing • 336 acres in western Chicago suburb, Arlington Heights • Operates 10 OTB’s • 20 minutes from O’Hare airport • Metra commuter train stop on property - easy access to other suburbs & Chicago • Rich history with the “Arlington Million” Churchill Downs Racetrack • Home of the Kentucky Oaks and Kentucky Derby • 147 acres in Louisville, KY • National historic landmark • 141 consecutive years of iconic international event • Over $50 mil. in capital improvements over last 6 years which has resulted in positive returns on investment

Racing / Derby

The Kentucky Derby continues to set records

Derby Week profitability up ~$36 mil. since 2009; growth driven by all revenue streams



- Record Derby Week Adjusted EBITDA for the sixth consecutive year, up $6 mil. in Adj. EBITDA over 2014
  - Derby attendance of 170,513, all-time high
  - Derby wagering of $194.3 mil. all-time high (despite the 30% industry decline since the all-time industry high set in 2003)
- Television ratings continue to impress
  - Overnight rating of 10.8 / 24 share – highest in 23 years (1992 – Lil E Tee)
  - NBC network's best overnight ratings in their 15 years of coverage
  - 16 million viewers – up 4% YOY
- Continued innovation driving growth
  - $4.2 million capital project completed in 2015 adding new section called the Winner's Circle Suites & Courtyard
- New Television Rights and Presenting Sponsor agreements increase economics and lock-in cash flows for years to come
  - New 10-year NBC deal runs from 2016-2025
  - New Presenting Sponsor deal with Yum! Brands runs from 2016-2020

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CHURCHILL DOWNS INCORPORATED

Racing / Derby The Kentucky Oaks & Derby profits come from many sources Sources of Derby Week Profitability (Illustrative Approximations) Wagering Premium Tickets / Other Sponsorships TV / Radio Licensing F&B, Merchandise, Parking, Programs General Admissions  Premium tickets are the largest contributor to profitability - ~57,000 reserved seats sold in advance, typically sold out in the early part of the year - ROI cap-ex spending adds improvements, new premium areas / seats - Includes 77 permanent suites which are under 3 to 7 year contracts with staggered expirations - Significant number of seats are under personal seat licenses - Demand for premium tickets continues to exceed supply  Wagering profits are impacted by the weather and the strength of the field (a strong favorite hurts wagering) A significant portion of Derby Week Profits happen before the event takes place Illustrative approximations of profitability based on actual 2015 results 24

CD Racetrack recently announced $18 million in capital improvements ROI cap-ex project to enhance Derby experience, add high-end seating  In September 2015, we announced an $18 million cap-ex project to modernize Turf Club and other premium areas to be complete prior to 2016 Derby & Oaks - Adds 774 premium seats - New open and flowing space combining premium areas and adding amenities - New Turf Club balcony, lounges and décor - Improvements to Clubhouse balconies We continue to spend capital on the iconic home of the Kentucky Derby and Oaks, with over $50 million in major capital improvements over the last 6 years: - 2015 – New Winners Circle & Courtyard Suites - 2014 – World’s Largest 4K Ultra-High Definition Video Board, New Grandstand Terrace and Rooftop Garden - 2013 – The Mansion, Parlay and Media Center - 2012 – Plaza Balcony and Plaza Courtyard - 2010 – Permanent Lighting System for Main Track & Turf Course 25 Racing / Derby

Unique organically-growing assets & diversification drive overall growth 26 $87 $145 $158 $176 $202 $305 2010 2011 2012 2013 2014 LTM $779 23% Revenues Adjusted EBITDA Adjusted EBITDA Margin % $813 $731 21% 22% 25% 15% $585 $697 5-year CAGR 14% 28% 13% ($ in millions)  CDI has consistently grown top-line revenues over the past 5 years through Kentucky Derby and TwinSpires organic growth as well as the Big Fish Games acquisition and other regional gaming acquisitions and greenfield developments  Adj. EBITDA and Adj. EBITDA margins have grown significantly over the same timeframe, most recently with the addition of Big Fish Games with $81.6 mil. in Adj. EBITDA for YTD 3Q 2015 @ 27% margin Big Fish 28% Racing 23% Casinos 34% TwinSpires 17% Other -2% LTM Adj. EBITDA by business unit $1,108 27% 1 For LTM period ended September 30, 2015 inclusive of Big Fish from 12/16/14 – 9/30/15 1 1 Consolidated Racing 23% Casinos 34% TwinSpires 17% Other Investment -2% Big Fish 28%

CDI generates significant free cash flow  Management’s disciplined allocation of capital combined with significant free cash flow has kept CDI’s balance sheet pristine over the years  Uses of cash over the years have included increased dividends, share repurchase, debt reduction and acquisitions  Big Fish Games acquisition in late 2014 allows for CDI to enter into a rapidly growing mobile games industry while also adding to our technology management team with many opportunities for synergies across our other gaming and online business units ($ in millions) $158 $127 $128 $119 $223 0 50 100 150 200 250 2011 2012 2013 2014 LTM Total Debt $128 $210 $369 $5871 Note: Debt / Adjusted EBITDA metrics shown do not include pro-forma credit for acquisitions Cash Flow from Operating Activities less Maintenance Cap-ex 27 1 Excludes Big Fish earnout & deferred payments. Excludes letters of credit 2 For LTM period ended September 30, 2015 3 Dividends of $1.15 per share declared on October 28, 2015 1 Consolidated Big Fish Games acquisition in late 2014 adds significant free cash flow Leverage Ratio 0.9x 1.3x 2.1x 1.9x Maint cap-ex $15 $17 $17 $27 Dividends (per share) $0.60 $0.72 $0.87 $1.00 Other Key Financial Metrics 2011 2012 2013 LTM / 3Q 2015 2011 2012 2013 2014 LTM / 3Q’15 Total debt $128 $210 $369 $770 $5871 Leverage Ratio 0.9x 1.3x 2.1x 3.8x 1.9x Maint cap-ex $15 $17 $17 $23 $27 Dividends declared (per share) $0.60 $0.72 $0.87 $1.00 --3 2

Appendix 28

$64 $59 $45 $158 $127 $128 $119 $223 2008 2009 2010 2011 2012 2013 2014 LTM 9/30/15 $67 $70 $87 $145 $158 $176 $202 $305 $312 14% 15% 15% 21% 22% 23% 25% 28% 2008 2009 2010 2011 2012 2013 2014 LTM 9/30/15 LTM 9/30/15 EBITDA Margin $466 $471 $585 $697 $732 $779 $807 2008 2009 2010 2011 2012 2013 LTM 9/30/14 $15 $12 $15 $15 $17 $17 $23 $27 2008 2009 2010 2011 2012 2013 2014 LTM 9/30/15 29 Churchill historical financial performance Net revenue ($mm) Adjusted EBITDA1 ($mm) Earnings from continuing operations3 ($mm) Free Cash Flow2 ($mm) Source: Company public filings and compliance certificates 1 Adjusted EBITDA includes a corporate overhead allocation 2 Free Cash Flow calculated as cash from operations less maintenance-related capital expenditures 3 Before provision for income taxes 4 Inclusive of Big Fish income from 12/16/14 – 12/30/14 5 For LTM period ended September 30, 2015 inclusive of Big Fish income from 12/16/14 – 9/30/15 6 For LTM period ended September 30, 2015 inclusive of Big Fish income from 10/1/14 – 9/30/15 $466 $471 $585 $697 $731 $779 $813 $1,109 $1,183 2008 2009 2010 2011 2012 2013 2014 LTM 9/30/15 LTM 9/30/15 5 4 4 4 $50 $35 $28 $95 $91 $86 $77 $85 $83 2008 2009 2010 2011 2012 2013 2014 LTM 9/30/15 LTM 9/30/15 4 5 5 5 6 6 6

30 Big Fish acquisition: Schedule of deferred payment and earnout obligations Source: Company figures Note: Excludes accrued interest on deferred payments and earnout 1 Assumes maximum earnout of $350.0 million achieved, which is based on 2015 Adjusted EBITDA performance Big Fish obligation schedule ($mm) $28.4 $34.2 $28.4 $281.6 $28.4 $34.2 $62.6 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Deferred payment of upfront consideration Earnout obligations Deferred payment $85 Earnout 350 Total $435 Cumulative obligations 1